The Conestoga Small Cap Fund
T i c k e r  S y m b o l :  C C A S X

M a n a g e d  B y
P I O N E E R S  I N  S M A L L  C A P  I N V E S T I N G

Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Fund provides investors with access to the firm’s expertise in small cap management. The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. For additional information, please go to www.conestogacapital.com or contact Mark S. Clewett, Director of Institutional Sales and Client Services, at 1-800-320-7790.

Characteristics as of 3/31/07:
	Conestoga Fund	Russell 2000 Index
P/E (1 Yr. Forward)	20.9x	19.2x
Earnings Growth	17.9%	15.6%
PEG Ratio	1.2	1.2
ROE	19.8%	10.1%
Weighted Avg. Mkt. Cap.	$ 1,120 mm	$1,267 mm
Long-Term Debt/Capital	10%	28%
Dividend Yield	0.84%	1.25%
Number of Holdings	42	N/A

Expense Ratio:
Management Fee	1.20%
Other Expenses	0.15%
12b-1 Fee	0.00%
Fee Waiver/ Expense Reimbursement	-0.25%
Total Fees	1.10%

Top Ten Equity Holdings as of 3/31/07:
1. Raven Industries, Inc.	3.40%
2. II-VI, Inc.	3.38%
3. Blackboard, Inc.	3.36%
4. Blackbaud, Inc.	3.06%
5. Ansoft Corp.	3.04%
6. Carbo Ceramics, Inc.	2.84%
7. Computer Programs & Systems	2.82%
8. Ansys, Inc.	2.71%
9. Ritchie Bros. Auctioneers, Inc.	2.68%
10. Simpson Manufacturing Co.	2.68%
*Total Percent of Portfolio:	29.97%

New Holding Added During 1Q07:
Innovative Solutions and Support, Inc.	ISSC
Holding Removed During 1Q07:
Kronos, Inc.	KRON

Disclosures: *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Multex Earnings Estimates is interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, changes, and expenses which an investor should consider before investing.

Conestoga Capital Advisors • 259 N. Radnor-Chester Road • Radnor Court, Suite 120 • Radnor, PA 19087
Phone: 484-654-1380 • Fax: 610-225-0533 • www.conestogacapital.com

The Conestoga Small Cap Fund
First Quarter, 2007 Commentary
	Conestoga Small Cap Fund	Russell 2000	Russell 2000 Growth
Trailing 3 Months	2.39%	1.95%	2.48%
Trailing 12 Months	-1.48%	5.91%	1.56%
Trailing 36 Months	10.30%	12.00%	9.41%
Since Inception (10/01/2002)	16.01%	20.33%	18.92%

Market Review

Stocks began the quarter with the same enthusiasm that ended 2006, but fresh concerns about the housing market, interest rates, and global markets dragged stock prices down in February and March. One of the first shocks to the market came in late February as the Chinese stock market fell over 8% in one day, and as a result the US and European markets fell sharply. Shortly thereafter, investors learned that many sub-prime lending firms were experiencing much larger than expected default rates from their borrowers. Several sub-prime lending firms in turn defaulted on their loans to major Wall Street banks, raising fears that problems with less-qualified homeowners coupled with a weakened housing market could create a long-term hangover in the economy. Additionally, investors struggled with whether the Federal Reserve would indeed lower rates in 2007, as Fed Chairman Ben Bernanke’s comments during the quarter were deemed confusing to Wall Street pundits. If all of these things weren’t enough for the market to digest, global politics added to the concerns when Iran captured 15 Royal British Navy sailors on a search mission in Iraqi waters. Oil prices, which had receded to lower levels in the second half of 2006, crept higher on the new developments.

Current Outlook

We remain surprised at the compression of valuation between high-quality companies and low-quality companies, and the sustained outperformance by lower-quality companies. While lower quality stocks did indeed continue to generate strong performance, we were pleased that many of the stocks in the Conestoga Small Cap Fund delivered solid revenue and earnings growth. Also, the increased concerns over the housing market, the broad economy, corporate profits, and geopolitics may be the catalysts that cause the market’s favor to return to higher-quality companies. We continue to believe companies with organic revenue growth and sustainable earnings growth rates are best positioned to earn our clients excess returns.

Top 5 Fund Leaders:
1. Kronos, Inc.
2. II-VI, Inc.
3. Carbo Ceramics, Inc.
4. Ansoft Corp.
5. Blackboard, Inc.
Bottom 5 Fund Laggards:
1. Computer Programs & Systems, Inc.
2. Avocent Corp.
3. World Acceptance Corp.
4. Franklin Electric Co. Inc.
5. PrivateBancorp, Inc.

Performance Review and Attribution

The Conestoga Capital Advisors’ strategy matched the performance of the Russell 2000 Growth and modestly outperformed the Russell 2000. Stock selection contributed positively to relative performance versus both indices. The strategy’s sector exposures had no impact on relative performance versus the Russell 2000 Growth but contributed positively to relative performance versus the Russell 2000.

Stock selection was strongest in the Financial Services, Other Energy and Technology sectors, and was weakest in the Producer Durables and Health Care sectors. Within Financial Services, we benefited from the private equity buyout of Kronos Inc. (KRON). It has been over a year since one of the Fund’s positions has been taken out; we have speculated that this may be somewhat related to the huge inflows of new capital to private equity firms, and that this in turn raises the market capitalization of the companies they target for buyouts. The buyout price represented a significant premium over its trading range earlier in the quarter. Within Technology, a number of companies continued to deliver strong earnings growth, most notably II-VI Inc. (IIVI), Ansoft Inc. (ANST), Blackboard Inc. (BBBB), Ansys Inc. (ANSS) and Innovative Solutions & Support Inc. (ISSC). Within Other Energy, the Fund benefited from a strong rebound by Carbo Ceramics Inc. (CRR), which jumped on strong earnings.

The weak stock selection within Producer Durables was the result of continued weakness in ASV Inc. (ASVI), a rubber-track suspension company that has continued to suffer from concerns about the housing market. Also, Franklin Electric Co. Inc. (FELE), reported disappointing earnings relative to analyst expectations. Within the Health Care sector, Computer Programs & Systems Inc. (CPSI) was the weakest performer, continuing to be shunned by investors because of concerns about the outlook for spending by smaller hospitals for health care information technology. Psychemedics Inc. (PMD) also underperformed versus the Index, although the company did post record revenue and earnings growth for the fourth quarter and full year 2006.

Conestoga Capital Advisors • 259 N. Radnor-Chester Road • Radnor Court, Suite 120 • Radnor, PA 19087
Phone: 484-654-1380 • Fax: 610-225-0533 • www.conestogacapital.com